                                                                   Exhibit 99.2

                  FORM OF ELECTION AND LETTER OF TRANSMITTAL
         to accompany certificates representing shares of common stock of
                              ROWAN BANCORP, INC.

   This Form of Election and Letter of Transmittal is to be used in connection with the acquisition of Rowan Bancorp, Inc. by FNB Corp. by merger in accordance with the terms of the Agreement and Plan of Merger dated as of February 11, 2002 between Rowan and FNB. Pursuant to the Merger Agreement, you may elect to receive for each of your shares of Rowan common stock either (1) $36.00, or (2) 2.3715 shares of common stock, par value $2.50 per share, of FNB Corp., or (3) $19.80 in cash and 1.067175 shares of FNB common stock.

                     The Exchange Agent for the Merger is:
                     FIRST NATIONAL BANK AND TRUST COMPANY
                             Attn: Susan G. Brown

                By Hand or Overnight            By Mail:
                      Courier:               P. O. Box 1328
                  101 Sunset Avenue        Asheboro, NC 27204
                 Asheboro, NC 27203

           The Exchange Agent's telephone number is (336) 626-8300.

   Delivery of this Form of Election and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. This document should be delivered with any other documents required pursuant to the terms hereof in the accompanying green envelope.

   To be effective, this Form of Election and Letter of Transmittal, together with your share certificates (or a guarantee of delivery of such share certificates as set forth in General Instruction 8), must be received by the Exchange Agent before the Election Deadline.

----------------------------------------------------------------------------------------------------
                          BOX A: ELECTION AND DESCRIPTION OF ROWAN SHARES
                 (Attach additional sheets if necessary; check one Election only)
                  See "Special Election Instructions" and General Instruction 3.
                                            CHOOSE ONE:
 [_]SHARE ELECTION  [_]CASH ELECTION  [_]COMBINATION ELECTION  [_]NON-ELECTION
----------------------------------------------------------------------------------------------------
                                                                                Number of Shares
                                                                                 Represented by
      Name and Address of Registered Holder(s)                                  each Certificate
(Please fill in, if blank, exactly as name(s) appears      Certificate          (or covered by a
                 on Certificate(s))*                        Number**         Guarantee of Delivery)
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
---------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------
---------------------------------------------------------------------------------------------------
----------------------------------------------------- ---------------------------------------------
---------------------------------------------------------------------------------------------------
                                                      Total Number of Shares
-                                                     ---------------------------------------------

* In case of a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.
[_] Please check here if any of your Rowan share certificates are lost.
    Information regarding replacement of lost share certificates will be forwarded to you.

  Please read the Special Election Instructions and the General Instructions
         in this Form of Election and Letter of Transmittal carefully before completing this Form of Election and Letter of Transmittal

   The election deadline is 5:00 p.m. (North Carolina time) on       , 2002
(the "Election Deadline"). A properly completed Letter of Transmittal, together with your Rowan share certificates, will be necessary to receive your merger consideration even after the Election Deadline. A completed Form of Election and Letter of Transmittal, together with your Rowan share certificates or a Guarantee of Delivery (as defined herein), must be received by the Exchange Agent prior to the Election Deadline in order for any Cash Election, Share Election or Combination Election (each as defined herein) made hereby to be effective. If a properly completed Form of Election and Letter of Transmittal, together with your Rowan share certificates or a Guarantee of Delivery, is not received by the Exchange Agent prior to the Election Deadline, you will be deemed to have made a Non-Election with respect to your shares, and the form of Merger Consideration (as defined herein) that you will be entitled to receive will be determined by the provisions of the Merger Agreement. If you fail to indicate a Cash Election, Share Election or Combination Election in Box A above, you will be deemed to have indicated a Non-Election. If your Rowan share certificates are not available at the time you send a Form of Election and Letter of Transmittal to the Exchange Agent, you may instead provide a Guarantee of Delivery of your Rowan share certificates as set forth in General Instruction 8, in which case you must, within three business days thereafter, deliver to the Exchange Agent the Rowan share certificates representing the shares in respect of which an Election is being made.

   Your Election will not be valid if (A) before the shareholder vote is taken on the merger, Rowan receives written notice of your intent to assert dissenters' rights if the merger takes place and (B) you did not vote in favor of the merger and you took such other actions as may be required prior to the effective time of the Merger to perfect dissenters' rights under law.

   The proxy statement/prospectus of Rowan relating to the Merger was first
mailed to shareholders of Rowan on or about       , 2002. Copies of the proxy
statement/prospectus, as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from Rowan by calling (704) 857-1176, or from the Exchange Agent at the address or the telephone number shown on the first page of this Form of Election and Letter of Transmittal. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is an acknowledgment of the receipt of the proxy statement/prospectus.

   If your Rowan share certificate(s) have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 13 below. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Rowan share certificate(s) or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, your Rowan share certificates must be delivered within three business days thereafter. Therefore, if you wish to make an effective Election, it is critical that you act immediately to obtain replacement share certificates.

   Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to the approval of the Plan of Merger at the annual meeting. To vote at the annual meeting, you must complete, sign and return the WHITE proxy card that accompanied the proxy statement/prospectus and return it to Equiserve in the WHITE envelope delivered therewith, or you must attend the annual meeting in person and vote your shares at the meeting. If you have any questions concerning the voting of your Rowan Shares, please call Bruce D. Jones, President and CEO, or Eric E. Rhodes, Chief Financial Officer and Secretary, of Rowan at (704) 857-1176.

Ladies and Gentlemen:

   Pursuant to the Merger Agreement and subject to the proration and allocation procedures included therein and described in the proxy statement/prospectus, the undersigned hereby surrenders to First National Bank and Trust Company, as Exchange Agent, certificate(s) representing all of the Rowan Shares listed in Box A above and (A) hereby elects, in the manner indicated in Box A above, to have each Rowan Share represented by such Rowan share certificate(s) converted into the right to receive either (1) $36.00 in cash, without interest (a "Cash Election"), (2) 2.3715 FNB Shares (a "Share Election"), or (3) $19.80 in cash, without interest, and 1.067175 FNB Shares (a "Combination Election") (a Cash Election, a Share Election or a Combination Election, together, an "Election"), or (B) hereby states by choosing the "Non-Election" box in Box A above or by making no election at all that the undersigned has no preference as between a Cash Election, a Share Election or a Combination Election (a "Non-Election"). In addition, the undersigned understands that the Exchange Agent will pay cash in lieu of any fractional FNB Shares otherwise issuable in connection with the Merger, as provided in the Merger Agreement. Any cash (excluding cash received in lieu of fractional shares) and FNB Shares received by holders of Rowan Shares in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Share Consideration," respectively. The Cash Consideration, Share Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

   The undersigned understands that each Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement, including, but not limited to, the fact that 55% of the outstanding Rowan Shares will be converted into the right to receive cash in the Merger and 45% of the outstanding Rowan Shares will be converted into the right to receive FNB Shares in the Merger. The undersigned acknowledges that the undersigned's Election may be subject to proration pursuant to this limitation. As a result of the proration process, the undersigned may not receive the form of consideration that the undersigned elects to receive if the undersigned does not choose the Combination Election. The following Rowan Shares will not be converted into the right to receive the Merger Consideration: (1) Rowan Shares held by shareholders who have not voted in favor of the Merger and have properly given written notice of their intent to demand payment for their shares if the Merger is effectuated in accordance with Article 13 of the North Carolina Business Corporation Act and have preserved their right to receive payment for such shares by taking those actions required by Article 13 within the time periods stipulated therein, and (2) Rowan Shares held by Rowan or FNB or any of their subsidiaries, other than in a fiduciary capacity or as a result of debts previously contracted.

   The undersigned understands that the 2.3715 exchange ratio is a fixed ratio and, therefore, will not change even if the trading price of an FNB Share changes. Therefore, the market value of the total transaction and of the FNB Shares the undersigned may receive in the Merger will decrease or increase as the price of FNB Shares decreases or increases. Furthermore, if the undersigned fails to return properly a completed Form of Election and Letter of Transmittal, together with the undersigned's Rowan share certificates or a Guarantee of Delivery (and comply with the procedures set forth in General Instruction 8 below), or if the undersigned is deemed to choose a Non-Election because no election is chosen in Box A above, and the value of 2.3715 FNB Shares at the Effective Time of the Merger is more or less than $36.00 (which will occur if the market value of a FNB Share is more or less than $15.18), and there is an oversubscription for the form of consideration having a higher value, the undersigned may receive a form of payment for the undersigned's Rowan Shares having a lower value than the form of consideration elected by those Rowan shareholders that elected the form of consideration having the higher value.

   The undersigned also understands that the undersigned's election will not be valid if (a) before the shareholder vote is taken on the Merger, Rowan receives a written notice of the undersigned's intent to assert dissenters' rights if the Merger takes place, and (b) the undersigned does not vote in favor of the Merger and does take such actions as may be required prior to the effective time of the Merger to preserve dissenters' rights under law.

   If the undersigned is acting in a representative capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the Rowan Shares owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

   The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective time of the Merger, the registered holder of Rowan Shares represented by the Rowan share certificate(s) surrendered herewith, with good title to such Rowan Shares and full power and authority (1) to sell, assign and transfer such shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (2) to make the Election indicated herein, and (except if the undersigned is acting in a representative capacity) that the same form of Merger Consideration has been elected with respect to all Rowan Shares held by or on behalf of the undersigned. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Rowan Shares. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in the Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

   The appropriate box must be checked in Box A above to make a Cash Election, Share Election or Combination Election. The box indicating a Non-Election may be checked by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any checked election box or with more than one checked election box will be treated as indicating a Non-Election.

   Your choice of Election is as follows:

                                        What you will receive
                                        for each Rowan Share,
             Election                   subject to proration
             --------             ---------------------------------
             Cash Election....... $36.00 in cash, without interest
             Share Election...... 2.3715 FNB Shares
             Combination Election $19.80 in cash, without interest,
                                  and 1.067175 FNB Shares

   All Elections are subject to the proration and allocation procedures set forth in the Merger Agreement, a copy of which is attached to the proxy statement/prospectus as Appendix A. The proration and allocation procedures are described under the caption "The Merger--Cash or Stock Election" in the proxy statement/prospectus and in General Instruction 4 below. You are urged to read the proxy statement/prospectus in its entirety before completing this Form of Election and Letter of Transmittal.

   All holders of Rowan Shares wishing to make an Election must deliver to the Exchange Agent a properly completed Form of Election and Letter of Transmittal prior to the Election Deadline. A properly completed Form of Election and Letter of Transmittal, together with your Rowan share certificates, will be necessary to receive your Merger Consideration even after the Election Deadline. All holders submitting a Form of Election and Letter of Transmittal that is received by the Exchange Agent after the Election Deadline will be deemed to have made a Non-Election regardless of the Election specified on such form. A late submission will not, however, cause a holder of Rowan Shares to forfeit the right to receive the applicable Merger Consideration.

   The Exchange Agent reserves the right to deem that you have made a Non-Election if:

    A. No Election choice is indicated in Box A above;

    B. More than one Election choice is indicated in Box A above;

    C. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your Rowan share certificate(s) or a Guarantee of Delivery) or otherwise fail properly to make an Election;

    D. A completed Form of Election and Letter of Transmittal (including submission of your Rowan share certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

    E. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Rowan share certificates representing the shares in respect of which an Election is being made within three business days thereafter.

   Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

   To receive the applicable Merger Consideration, this Form of Election and Letter of Transmittal must be (1) completed and signed in the space provided below and on the Substitute Form W-9 and (2) mailed or delivered with your Rowan share certificate(s) or a Guarantee of Delivery to the Exchange Agent at the address set forth above. To make properly an Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.

   The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until three business days after the Election Deadline have passed. As a result, the determination of the applicable Merger Consideration to which a holder of Rowan Shares is entitled (and whether any allocation is necessary) may be delayed for up to four business days. The Merger Consideration is expected to be mailed promptly after the Merger is consummated.

   Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Rowan share certificate(s), the applicable Merger Consideration will be issued in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the applicable Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" box is completed, the applicable Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the applicable Merger Consideration. In addition, appropriate signature guarantees must be included with respect to Rowan Shares for which Special Issuance and Payment Instructions are given.

-----------------------------------------------------------  -----------------------------------------------------
                 SPECIAL ISSUANCE AND                                  SPECIAL DELIVERY INSTRUCTIONS
                 PAYMENT INSTRUCTIONS                                   (See General Instruction 12)
          (See General Instructions 7 and 12)
                                                               To be completed ONLY if the Merger
  To be completed ONLY if the Merger Consid-                 Consideration (whether cash or FNB Shares or a
eration (whether cash or FNB Shares or a combination         combination thereof) is to be mailed to the
thereof) is to be issued in the name of, and mailed to,      undersigned at an address other than that shown in
someone other than the undersigned.                          Box A above.

  Issue the Merger Consideration (whether cash or               Mail the Merger Consideration (whether cash or
FNB Shares or a combination thereof) to:                     FNB Shares or a combination thereof) to:

Name __________________________________________________      Name _____________________________________________
                    (Please Print)                                             (Please Print)

Address _______________________________________________      Address __________________________________________
_______________________________________________________      __________________________________________________
_______________________________________________________      __________________________________________________
                  (Include Zip Code)                                         (Include Zip Code)

   If you complete this box, you will need a                 Checkthis box if this is a permanent change of
signature guarantee by an eligible institution. See               address:    [_]
General Instruction 7.

-----------------------------------------------------------  -----------------------------------------------------


                               PLEASE SIGN HERE

  Signature: __________________________________________________________________

  Signature: __________________________________________________________________

  Dated:    _________________________________________________________________

  Name(s):  _________________________________________________________________
                                 (Please Print)
  Capacity: ___________________________________________________________________

  Daytime Area Code
  and Telephone Number: _______________________________________________________

     Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Rowan Shares" or on the assignment authorizing transfer.

     If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 9 hereto.)

                              SIGNATURE GUARANTEE
          (Required only in cases specified in General Instruction 7)

   The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated: ____________________

  -----------------------------------------------------------------------
               (Name of Eligible Institution Issuing Guarantee)
                                (Please Print)

  -----------------------------------------------------------------------
                          (Fix Medallion Stamp Above)


                             GUARANTEE OF DELIVERY
     (TO BE USED IF ROWAN SHARE CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                          (See General Instruction 8)

   The undersigned (check appropriate box below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the certificates for Rowan Shares covered by this Form of Election and Letter of Transmittal no later than 5:00 p.m. (North Carolina time) on the third business day after the date of execution of this Guarantee of Delivery.

[_] A member of the Securities Transfer
    Agents Medallion Program
                                         --------------------------------------
                                                  Firm (Please Print or Type)

                                         --------------------------------------
                                                   Authorized Signature

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------
                                                       Address
   Dated: ______________________
                                         --------------------------------------
                                                Area Code and Telephone Number

                            Facsimile Transmission:
                       (for Eligible Institutions only)
                                (336) 625-2452
                          For Confirmation Telephone:
                                (336) 626-8300

                             GENERAL INSTRUCTIONS

   This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Rowan Shares desiring to make a Cash Election, Share Election or Combination Election. It may also be used as a letter of transmittal for holders of Rowan Shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline or at any time by any holders of Rowan Shares who wish to make a Non-Election. Until a record holder's Rowan share certificates are received by the Exchange Agent at the address set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing Share Consideration or the check for Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Rowan share certificates. The GREEN return envelope addressed to the Exchange Agent delivered with this GREEN Form of Election and Letter of Transmittal should be used to return this GREEN Form of Election and Letter of Transmittal. You should not use the WHITE envelope that has been sent in connection with the solicitation of WHITE proxy cards for return of the GREEN Form of Election and Letter of Transmittal. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Rowan Shares receiving Share Consideration will be entitled to any dividends or other distributions paid on FNB Shares after the effective time of the Merger. If your share certificate(s) are lost, stolen or destroyed, please refer to General Instruction 13 below.

   A holder of Rowan Shares must check the appropriate Election box in Box A above to make a Cash Election, Share Election or Combination Election. Only one Election box may be checked.

   Your election is subject to certain terms, conditions and limitations. They are set forth in the Merger Agreement and described in the proxy statement/prospectus. The Merger Agreement is included as Appendix A to the proxy statement/prospectus. Copies of the proxy statement/prospectus may be requested from the Exchange Agent at the address or phone number shown on the cover. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is an acknowledgment of the receipt of the proxy statement/prospectus.

   1.  Election Deadline.  The Election Deadline is 5:00 p.m. (North Carolina
time) on       , 2002, the last business day prior to the date of the 2002 annual meeting of shareholders of Rowan. The Rowan shareholders are being asked to approve the Merger at the annual meeting. For any Cash Election, Share Election or Combination Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related Rowan share certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. Any Rowan share certificates for which a Guarantee of Delivery is provided must in fact be delivered within three business days after the date such Guarantee of Delivery is executed or a Non-Election will be deemed to have been made with respect to the Rowan Shares covered thereby. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any Rowan share certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.

   2. Effect of Asserting Dissenters' Rights. A Form of Election will not be valid and will be ignored if completed by a shareholder that provides Rowan (and Rowan actually receives) written notice of intent to assert dissenters' rights, does not vote in favor of the Merger and takes such other actions as may be required prior to the effective time of the Merger to perfect dissenters' rights under law. Any such shareholder that subsequently fails to perfect dissenters' rights will receive the form of consideration receivable by shareholders making a Non-Election.

   3. Revocation or Change of Form of Election and Letter of Transmittal. A Form of Election and Letter of Transmittal may be revoked if the Exchange Agent receives written notice of revocation prior to the Election

Deadline from the record holder of the shares covered by such Election who signed the related Form of Election and Letter of Transmittal. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the Rowan share certificates submitted to the Exchange Agent, and such Rowan share certificates will be returned without charge to such person promptly after receipt of such request. A Form of Election and Letter of Transmittal may be changed if the record holder effectively revokes such holder's Form of Election and Letter of Transmittal in accordance with the procedures described herein and a new Form of Election and Letter of Transmittal and the related Rowan share certificate(s) (or a Guarantee of Delivery) for such record holder is received by the Exchange Agent at or prior to the Election Deadline. Rowan shareholders who do wish to revoke and resubmit should take into account the time required to receive returned certificates and resubmit certificates, which may or may not be possible by the applicable deadline.

   4. Election Procedures/Proration and Allocation. To properly complete Box A, (1) the undersigned must check either the Cash Election, Share Election, Combination Election or Non-Election boxes (if no box is checked or more than one box is checked, the Non-Election box will be deemed to have been checked);
(2) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s);" and (3) either (a) the number of each Rowan share certificate surrendered herewith must be written in the column under the heading "Certificate Number" or (b) if the Guarantee of Delivery procedures are used, the number of shares represented by the Rowan share certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by Each Certificate," but no certificate number is required. As set forth in the proxy statement/prospectus, 55% of the outstanding Rowan Shares (other than Dissenting Shares and Rowan Shares held by FNB, Rowan or any of their subsidiaries) will be exchanged for cash and 45% of such outstanding Rowan Shares will be exchange for FNB Shares. If the Elections result in an oversubscription of either the Cash Consideration or the Share Consideration, the procedures for allocating the Merger Consideration set forth in the Merger Agreement and described in the proxy statement/prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election or Share Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the proxy statement/prospectus under the caption "The Merger--Cash or Stock Election." The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until four business days after the Election Deadline. The Merger Consideration is expected to be mailed promptly after the Merger is consummated.

   5. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the shareholders of Rowan and to the satisfaction of certain other conditions. No payments related to any surrender of Rowan share certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect, and the Exchange Agent will promptly return all Rowan share certificates previously received by it. In such event, Rowan Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing Rowan Shares held of record directly by the beneficial owners of such Rowan Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

   6. No Fractional Interests. No certificates representing a fraction of an FNB Share will be issued. In lieu thereof, the Exchange Agent will remit on FNB's behalf cash, without interest, in an amount equal to such fractional part of an FNB Share multiplied by the last sale price of FNB Shares on the NASDAQ National Market System as reported by The Wall Street Journal on the last trading day immediately preceding the date of the effective time of the Merger. No such holder of Rowan Shares shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

   7. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Rowan share certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Rowan Shares with respect to the surrendered Rowan share certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

   8. Delivery of Form of Election and Letter of Transmittal and Rowan Share Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your Rowan share certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at the address set forth above. All Rowan share certificates held by a single shareholder and not by a nominee, trustee or other representative (as set forth in General Instruction 9) must all be on a single Letter of Transmittal and only one Election may be made with respect to such Rowan share certificates. A Guarantee of Delivery of such Rowan share certificates must be made by a bank or brokerage firm that is a participant in the Securities Transfer Agents Medallion Program, and any Rowan share certificates covered by a Guarantee of Delivery must in fact be delivered to the Exchange Agent within three business days after the date of execution of such Guarantee of Delivery. Failure to deliver such Rowan share certificates shall invalidate any Election, and a Non-Election shall be deemed to have been made by the Rowan Shares covered thereby. The method of delivery of the Form of Election and Letter of Transmittal, the Rowan share certificates and all other required documents is at the election and risk of the holder of Rowan Shares. If you choose to send the materials by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

   9. Shares Held by Nominees, Trustees or Other Representatives; Multiple Elections; Non-Elections. Holders of record of Rowan Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (each a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of Rowan Shares held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the Rowan Shares held by such Representative for any single beneficial owner. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and additional certifications, if requested, to satisfy the Exchange Agent that the Representative holds such Rowan Shares for a particular beneficial owner. If any Rowan Shares are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election. A holder of Rowan Shares must elect to receive the same form of Merger Consideration in respect of all Rowan Shares held by or on behalf of such holder. Any person or entity who beneficially owns Rowan Shares must instruct the Representatives that hold Rowan Shares held on behalf of such person or entity to elect the same form of Merger Consideration for all Rowan Shares held on behalf of such person or entity.

   10. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of Rowan Shares represented thereby should be listed on additional sheets and attached hereto.

   11. Signatures on Form of Election and Letter of Transmittal, Share Powers and Endorsements.

      (a) All signatures must correspond exactly with the name written on the face of the Rowan share certificate(s) without alteration, variation or any change whatsoever.

      (b) If the Rowan share certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

      (c) If any surrendered Rowan Shares are registered in different names on several Rowan share certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of Rowan share certificates.

      (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Rowan share certificate(s) listed (other than as set forth in paragraph (e) below, such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear(s) on such Certificate(s).

      (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Rowan share certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

   12. Special Issuance and Delivery Instructions. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash or FNB Shares or a combination thereof) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

   In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

   13. Lost, Stolen or Destroyed Certificates. If any of your Rowan share certificates are lost, please check the appropriate box on the cover of this Form of Election and Letter of Transmittal and information regarding replacement of your lost certificates will be forwarded to you.

   14. Miscellaneous. FNB and the Exchange Agent have the discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of FNB or the Exchange Agent in such matters shall be conclusive and binding. FNB and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

   15. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal and the proxy statement/prospectus may be obtained by telephoning Bruce D. Jones, President and Chief Executive Officer, or Eric E. Rhodes, Chief Financial Officer and Secretary, of Rowan at (704) 857-1176.

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Rowan Shares pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for Rowan Shares may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

   To avoid backup withholding resulting from a failure to provide a correct certification, a holder of Rowan Shares must, unless an exemption applies, provide the Exchange Agent with his, her or its correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that the holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the holder of the Rowan Shares. If the Rowan Shares are held in more than one name or are not registered in the name of the actual holder, or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Rowan Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, FNB or the Exchange Agent will withhold 31% of all such payments made for Rowan Shares and all payments of dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

   Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

   For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "The Merger--Material Federal Income Tax Consequences" in the proxy statement/prospectus.

                     PAYER'S NAME:

SUBSTITUTE                           Part 1--PLEASE PROVIDE
FORM W-9                             YOUR TIN IN THE BOX AT              --------------------------
                                     RIGHT AND CERTIFY BY                             Social Security Number(s)
      Please fill in Your Name       SIGNING AND DATING BELOW.                                    or
         and address Below
                                                                         --------------------------
-----------------                                                                 Employer Identification Number(s)
Name (if joint ownership, list first
and circle the name of the person   ------------------------------------------------------------------------------------------
or entity whose number is entered     Part 2--Exempt Payees [_]
in Part 1)
                                     -------------------------------------------------------------
-----------------                     Part 3--Awaiting TIN [_]
    Address (number and street)
                                     -------------------------------------------------------------
-----------------                     CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
      City, State and Zip Code        (1)The number shown on this form is my correct Taxpayer Identification
                                         Number (or I am waiting for a number to be issued to me); and
     Department of the Treasury       (2)I am not subject to backup withholding because (a) I am exempt from
      Internal Revenue Service           backup withholding, or (b) I have not been notified by the Internal
        Payer's Request for              Revenue Service ("IRS") that I am subject to backup withholding as a
      Taxpayer Identification            result of a failure to report all interest or dividends; or (c) the IRS
           Number ("TIN")                has notified me that I am no longer subject to backup withholding.
         and Certification
                                      CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have
------------------------------------  been notified by the IRS that you are subject to backup withholding because
------------------------------------  of under- reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 2 above.

 Signature:     Date:
             --       -

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

 YOU  MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                             OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

              ------------------------- -------------------------
                      Signature                   Date